Exhibit 32.1

                                  CERTIFICATION
                       Pursuant to 18 U.S.C. Section 1350
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the quarterly Report of Bayou Steel Corporation (the "Company") on Form 10-Q for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard m. Meyers, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 except that the Accountants' review required by Rule 10-01(d) of Regulation SX was not performed; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 17, 2004                          /S/ HOWARD M. MEYERS
                                         ---------------------------------------
                                                   Howard M. Meyers
                                              Chairman of the Board and
                                                Chief Executive Officer


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